ALPINE SMALL CAP FUND
A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED MAY 16, 2017
TO THE PROSPECTUS DATED FEBRUARY 28, 2017 AND THE
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2017

The following language replaces the section of the Prospectus titled “Management – Portfolio Managers”:

Portfolio Manager

Sarah Hunt, Portfolio Manager of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund and has managed the Fund since May 16, 2017. Effective immediately, Mr. Michael Smith is no longer a portfolio manager of the Fund.

The following language replaces the applicable disclosure of the section of the Prospectus titled “Management of the Funds – Portfolio Managers”:

Portfolio Managers

Portfolio Manager	Small Cap Fund
Sarah Hunt	**

**	Portfolio Manager

Sarah Hunt
(Dividend Fund and Small Cap Fund)

Ms. Sarah Hunt joined the Adviser in 2007 after ten years at Capital Management Associates, Inc., where she was a Senior Vice President of Equity Research. She is currently portfolio manager of the Small Cap Fund and an associate portfolio manager of the Dynamic Dividend Fund. Ms. Hunt earned her bachelor’s degree from Wesleyan University, and an MBA degree from Fordham University.

The following language replaces the applicable disclosure of the section of the Statement of Additional Information titled “Portfolio Managers”:

Portfolio Manager	Small Cap Fund
Sarah Hunt	**

**	Portfolio Manager

Small Cap Fund

Sarah Hunt			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	1	161.7	0	0
Other Pooled Investments(1)	0	0	0	0
Other Accounts	0	0	0	0

(1)	There is a fixed advisory fee for these accounts. Under certain circumstances an incentive fee can be earned by an affiliate of the Adviser.

Portfolio Manager	Small Cap
Sarah Hunt	B

Please retain this Supplement for future reference.